      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 25, 1999

                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                         NEXTLINK COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                            4813                           91-1738221
(State or Other Jurisdiction of     (Primary Standard Industrial            (I.R.S. Employer
 Incorporation or Organization)     Classification Code Number)           Identification No.)

                            ------------------------

 500 108TH AVENUE N.E., SUITE 2200, BELLEVUE, WASHINGTON 98004, (425) 519-8900
  (Address, including ZIP code, and telephone number, including area code, of the Registrant's principal executive offices)
                            ------------------------

                           R. BRUCE EASTER JR., ESQ.
                       500 108TH AVENUE N.E., SUITE 2200
                           BELLEVUE, WASHINGTON 98004
                                 (425) 519-8900
 (Name, address, including ZIP code, and telephone number, including area code, of agent for service)
                            ------------------------

                                   COPIES TO:

           BRUCE R. KRAUS, ESQ.                      ROBERT E. BUCKHOLZ, ESQ.
         WILLKIE FARR & GALLAGHER                      SULLIVAN & CROMWELL
            787 SEVENTH AVENUE                           125 BROAD STREET
         NEW YORK, NEW YORK 10019                    NEW YORK, NEW YORK 10004
              (212) 728-8000                              (212) 558-4000

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED OFFER TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-77819

    If this Form is a post-effective amendment filed pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ______

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

                                                                                                PROPOSED
                                                         AMOUNT             PROPOSED            MAXIMUM            AMOUNT OF
        TITLE OF EACH CLASS OF SECURITIES                TO BE          MAXIMUM OFFERING       AGGREGATE          REGISTRATION
               TO BE REGISTERED(1)                     REGISTERED           PRICE(1)         OFFERING PRICE           FEE
  % Senior Notes Due 2009........................     $91,666,667             100%            $137,500,000          $38,225
  % Senior Discount Notes Due 2009...............      79,222,410           57.854%

(1) Estimated solely for the purpose of calculating the registration fee.
                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

    This registration statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933 ("Rule 462(b)") and includes the registration statement facing page, this page, the signature pages, an exhibit index, an accountants' consent and an opinion of counsel. Pursuant to Rule 462(b), the contents of the registration statement on Form S-3 (File No. 333-77819) of the registrant, including the exhibits thereto (the "Initial Registration Statement"), are incorporated by reference into this registration statement. This registration statement covers the registration of an additional sale by the registrant of an aggregate of $137,500,000 gross proceeds of senior notes and senior discount notes for sale in the offering referred to in the Initial Registration Statement.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing a Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on the 25th day of May, 1999.

                                NEXTLINK COMMUNICATIONS, INC.

                                By:           /s/ R. BRUCE EASTER, JR.
                                     -----------------------------------------
                                                R. Bruce Easter, Jr.
                                        VICE PRESIDENT, GENERAL COUNSEL AND
                                                     SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Chairman of the Board and
     /s/ STEVEN W. HOOPER         Chief Executive Officer
------------------------------    (Principal Executive         May 25, 1999
       Steven W. Hooper           Officer)

      /s/ WAYNE M. PERRY
------------------------------  Vice Chairman and Director     May 25, 1999
        Wayne M. Perry

                                Vice President, Chief
                                  Financial Officer and
    /s/ KATHLEEN H. ISKRA         Treasurer (Principal
------------------------------    Financial Officer and        May 25, 1999
      Kathleen H. Iskra           Principal Accounting
                                  Officer)

      /s/ CRAIG O. MCCAW
------------------------------  Director                       May 25, 1999
        Craig O. McCaw

     /s/ DENNIS WEIBLING
------------------------------  Director                       May 25, 1999
       Dennis Weibling

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

    /s/ WILLIAM A. HOGLUND
------------------------------  Director                       May 25, 1999
      William A. Hoglund

------------------------------  Director
       Sharon L. Nelson

------------------------------  Director
      Jeffrey S. Raikes

------------------------------  Director
      Gregory J. Parker

------------------------------  Director
        Nicolas Kauser

                                 EXHIBIT INDEX

 EXHIBIT NO.                                           DESCRIPTION
-------------  -------------------------------------------------------------------------------------------
        5.1    Opinion of Willkie Farr & Gallagher
       23.1    Consent of Counsel (included in Exhibit 5.1).
       23.2    Consent of Arthur Andersen LLP